UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – January 15, 2014

INTERAMERICAN GAMING INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-31639	88-0436364
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

110 Yonge Street, Suite 1602
Toronto, Ontario, Canada, M5C 1T4
(Address of principal executive offices)

(416) 727-6326
(Registrant’s telephone number, including area code)

3565 King Road, Suite 102
King City, Ontario, Canada, L7B 1M3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

InterAmerican Gaming, Inc. (the “Registrant” or the “Company”) is filing this Form 8-K as part of a process by which the Company intends to remediate a delinquent current report which was not filed with the U.S. Securities and Exchange Commission. The Company was required to file an Item 4.01 on Form 8-K to announce a change in the Registrant’s independent registered public accounting firm.

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 15, 2014, the Company received confirmation from EFP Rotenberg, LLP (“EFP Rotenberg”) that the client-auditor relationship between the Registrant and EFP Rotenberg has ceased. A copy of EFP Rotenberg’s letter, dated January 15, 2014, is filed as Exhibit 16.1 to this Form 8-K. The decision to change the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

EFP Rotenberg reported on the Company’s consolidated financial statements for the years ending September 30, 2012 and 2011. For these periods and up to April 3, 2014, there were no disagreements with EFP Rotenberg on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of EFP Rotenberg, would have caused it to make reference thereto in its report on the financial statements for such years. During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of EFP Rotenberg on the financial statements of the Company for the fiscal years ended September 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that these reports reflected that there was doubt as to the Company's ability to continue as a going concern.

The Company provided EFP Rotenberg a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that EFP Rotenberg furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01. A copy of EFP Rotenberg’s letter, dated April 15, 2014, is filed as Exhibit 16.2 to this Form 8-K.

On April 3, 2014, the Company engaged RBSM LLP (“RBSM”) to serve as the Company’s new independent registered public accounting firm.

During the two most recent fiscal years and the interim period through April 3, 2014, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

16.1	Letter from EFP Rotenberg, LLP dated as of January 15, 2014

16.2	Letter from EFP Rotenberg, LLP dated as of April 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERAMERICAN GAMING INC.

Dated: April 15, 2014	By:	/s/ Marc Askenasi
Name: Marc Askenasi
Title: Chief Executive Officer